UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2012, Navistar Financial Securities Corporation (“NFSC”), as Seller, Navistar Financial Corporation (“NFC”), as Servicer, Liberty Street Funding LLC (“Liberty Street”), as a Conduit Purchaser, The Bank of Nova Scotia (“BNS”), as a Managing Agent and a Committed Purchaser, and Bank of America, National Association (“BofA”), as a Managing Agent, the Administrative Agent and a Committed Purchaser, entered into the Fourth Amendment to Note Purchase Agreement, dated July 12, 2012 (the “Fourth Amendment”). The Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report and is incorporated by reference herein, renews the Note Purchase Agreement, dated April 16, 2010, as amended, among NFSC, NFC, Liberty Street, BNS, and BofA, and increases the spread charged by BofA in specified circumstances.

On July 12, 2012, Navistar Financial Dealer Note Master Owner Trust (the “Master Trust”), as Issuer, and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), entered into Amendment No. 2 to Series 2010-VFN Indenture Supplement, dated July 12, 2012 (“Amendment No. 2”). Amendment No. 2, which is attached as Exhibit 10.2 to this Current Report and is incorporated by reference herein, increases the credit enhancement with respect to the Series 2010-VFN Notes issued pursuant to the Series 2010-VFN Indenture Supplement, dated April 16, 2010, as amended, between the Master Trust and the Indenture Trustee, and makes certain other changes to the Series 2010-VFN Indenture Supplement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Fourth Amendment to Note Purchase Agreement, dated July 12, 2012, among NFSC, as Seller, NFC, as Servicer, Liberty Street Funding LLC, as a Conduit Purchaser, the Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

10.2	Amendment No. 2 to Series 2010-VFN Indenture Supplement, dated July 12, 2012, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION (Registrant)

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

Dated: July 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment to Note Purchase Agreement, dated July 12, 2012, among NFSC, as Seller, NFC, as Servicer, Liberty Street Funding LLC, as a Conduit Purchaser, the Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, and Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser.

10.2	Amendment No. 2 to Series 2010-VFN Indenture Supplement, dated July 12, 2012, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York Mellon, as Indenture Trustee.